Exhibit 10.1
                         WESTERN COPPER HOLDINGS LIMITED
                               (the "Corporation")

                             2002 STOCK OPTION PLAN

1.   Purpose of the Plan

     The purpose of the plan is to provide certain directors, officers and key employees of, and certain other persons who provide services to, the Corporation or its Subsidiaries with an opportunity to purchase Common Shares and to benefit from any appreciation in the value thereof. This will provide an increased incentive for these individuals to contribute to the future success and prosperity of the Corporation, thus enhancing the value of the Common Shares for the benefit of all the shareholders and increasing the ability of the Corporation and its Subsidiaries to attract and retain skilled and motivated individuals in the service of the Corporation.

2.   Defined Terms

     Where used herein, the following terms shall have the following meanings, respectively:

2.1  "Board" means the board of directors of the Corporation;

2.2 "Common Shares" means the common shares of the Corporation or, in the event of an adjustment contemplated by Article 6 hereof, such other Common Shares to which a Participant may be entitled upon the exercise of an Option as a result of such adjustment;

2.3 "Corporation" means Western Copper Holdings Limited and includes any successor corporation thereof;

2.4 "Consultant" means a consultant to the Corporation as defined under BCI 45/507 issued by the British Columbia Securities Commission;

2.5  "Director" means a director of the Corporation or a Subsidiary;

2.6  "Employee" means an employee of the Corporation, a Subsidiary or Manex;

2.7 "Exchange" means The Toronto Stock Exchange or, if the Common Shares are not then traded on The Toronto Stock Exchange, the most senior stock exchange in Canada on which the Common Shares are traded;

2.8  "Expiry Date" means the date by which an Option must be exercised;

2.9  "Manex"  means  Manex   Services   Ltd.,  a  B.C.   company  that  provides
     administrative  and  management  services   to  the  Corporation  and   its
     Subsidiaries;

2.10 "Officer" means an officer of the Corporation or a Subsidiary;
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2.11 "Option" means an option to purchase  Common Shares granted by the Board to
     Participants, subject to the provisions contained herein;

2.12 "Option Price" means the price per share at which Common Shares may be purchased under the Option, as the same may be adjusted in accordance with Articles 4 and 6 hereof;

2.13 "Participants" means certain Directors, Officers and Employees of, and Consultants to, the Corporation or its Subsidiaries;

2.14 "Plan" means this 2002 Stock Option Plan of the Corporation, as the same may be amended or varied from time to time; and

2.15 "Subsidiary" means any corporation which is controlled by the Corporation.

3.   Administration of the Plan

3.1 The Plan shall be administered by the Board. The Corporation shall effect the grant of Options under the Plan, in accordance with determinations made by the Board, pursuant to the provisions of the Plan, as to those individuals eligible to be Participants and the number of Common Shares which shall be the subject of each Option, by the execution and delivery of a stock option agreement in such form which is consistent with the provisions of the Plan as may be approved by the Board.

3.2 The Board may, from time to time, adopt such rules and regulations for administering the Plan as it may deem proper and in the best interest of the Corporation and may, subject to the applicable law, delegate its powers hereunder to administer the Plan to a committee of the Board.

4.   Granting of Options

4.1 The Board from time to time may grant Options to certain individuals eligible to be Participants. The grant of Options will be subject to the conditions contained herein and may be subject to additional conditions determined by the Board from time to time.

4.2 The aggregate number of Common Shares issuable under the Plan must not exceed 1,300,000 Common Shares. The Common Shares in respect of which Options are not terminated, cancelled or otherwise exercised shall be available for subsequent options. No fractional shares may be purchased or issued hereunder.

4.3 The Option Price shall be calculated by the Board at the closing price of the Common Shares on the Exchange on the day preceding the date of the grant subject, however, to the minimum exercise price per Common Share permitted by the Exchange.

4.4 An Option must be exercised within a period of ten years from the date of the granting of the Option. The limitation period or periods, if any,

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     within this ten year period during which an Option or a portion thereof may be exercised by a Participant shall be determined by the Board.

4.5 The Option Shares shall be subject to a four month hold period from the date of the grant of the Option in accordance with the policies of the Exchange.

4.6 The number of Options issued to any one individual must not exceed 5% of the number of outstanding Common Shares of the Corporation.

5.   Exercise of Option

     Subject to the provisions of the Plan and the terms of the granting of the Option, an Option or a portion thereof may be exercised from time to time by delivery to the Corporation at its head office of a notice in writing signed by the Participant or the Participant's legal personal representative and addressed to the Corporation. This notice shall state the intention of the Participant or the Participant's legal personal representative to exercise the said Option or a portion thereof, the number of Common Shares in respect of which the Option is then being exercised, and must be accompanied by payment in full by certified cheque of the Option Price for the Common Shares which are the subject of the exercise.

6.   Adjustment in Shares

6.1 Appropriate adjustments in the number of Common Shares subject to the Plan and, as regards Options granted or to be granted, in the number of Common Shares optioned and in the Option Price, shall be made by the Board to give effect to adjustments in the number of Common Shares resulting from subdivisions, consolidations or reclassification of the Common Shares or other relevant changes in the authorized or issued capital of the Corporation.

6.2 Options granted to Participants hereunder are non-assignable and non-transferable and, except in the case of the death of a Participant (which is provided for in Section 8), are exercisable only by the Participant to whom the Options have been granted; provided that subject to the prior approval of the Board and the Exchange an Option may be assigned to a corporation controlled by the Participant and 100% beneficially owned by the Participant and his spouse or children, which control and ownership shall continue for as long as any part of the Option remains unexercised.

7.   Decisions of the Board

     All decisions and interpretations of the Board respecting the Plan or Options granted thereunder shall be conclusive and binding on the Corporation and the Participants and their respective legal personal representative and on all directors, officers, employees and other persons eligible under the provisions of the Plan to participate therein.
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8.   Termination

8.1 If a Participant ceases to be any of a Director, Officer, Employee or Contractor for any reason other than death, the Participant may within 30 days of ceasing to be any of a Director, Officer, Employee or Contractor, exercise the Participant's Option to the extent that the Participant was entitled to exercise it at the date of such cessation.

8.2 In the event of the death of a Participant, the Option previously granted to the Participant will be exercisable only within 12 months following the death of the Participant and then only:

     (a) by the person or persons to whom the Participant's rights under the Option will pass by the Participant's will or the laws of descent and distribution; and

     (b) if and to the extent that the Participant was entitled to exercise the Option at the date of death of the Participant.

8.3 The Plan does not confer upon a Participant any right with respect to continuation of employment by the Corporation or any Subsidiary or Manex, nor does it interfere in any way with the right of the Participant or the Corporation, a Subsidiary or Manex to terminate the Participant's employment at any time.

8.4  Options  shall  not  be  affected  by  any  change  of  employment  of  the
     Participant  where  the  Participant   continues  to  be  employed  by  the
     Corporation or any of its Subsidiaries or Manex.

9.   Effect of Takeover Bid

     If a bona fide offer (the "Offer") for Common Shares is made to the Participant or to shareholders generally or to a class of shareholders which includes the Participant, which Offer, if accepted in whole or in part, would result in the offeror exercising control over the Corporation within the meaning of the Securities Act (British Columbia)(as amended from time to time), then the Corporation shall, immediately upon receipt of notice of the Offer, notify each Participant currently holding an Option of the Offer, with full particulars thereof; whereupon, such Option may be exercised in whole or in part by the Participant so as to permit the Participant to tender the Common Shares received upon such exercise (the "Optioned Shares") pursuant to the Offer. If:

     (a)  the Offer is not completed within the time specified therein; or

     (b) the Participant does not tender the Optioned Shares pursuant to the Offer; or

     (c) all of the Optioned Shares tendered by the Participant pursuant to the Offer are not taken up and paid for by the offeror in respect thereof;

then the Optioned Shares or, in the case of clause (c) above, the Optioned Shares that are not taken up and paid for shall be returned by the Participant

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to the  Corporation  and reinstated as authorized but unissued Common Shares and the terms of the Option as set forth in the Plan shall again apply to the Option. If any Optioned Shares are returned to the Corporation under this Section, the Corporation shall refund the exercise price to the Participant for such Optioned Shares. In no event shall the Participant be entitled to sell the Optioned Shares otherwise than pursuant to the Offer.

10.  Effect of Amalgamation, Consolidation or Merger

     If the Corporation amalgamates, consolidates with or merges with or into another corporation any Common Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Participant would have received upon such amalgamation, consolidation or merger if the Participant had exercised his Option immediately prior to the record date applicable to such amalgamation, consolidation or merger, and the Option Price shall be adjusted appropriately by the Board and such adjustment shall be binding for all purposes of the Plan.

11.  Amendment or Discontinuance of Plan

     The Board may amend or discontinue the Plan at any time without the consent of the Participants provided that such amendment shall not alter or impair any Option previously granted under the Plan except as permitted by the provisions of Article 6 hereof. Any amendment of the Plan will require the prior approval of the Exchange and may require the approval of the Corporation's shareholders.

12.  Government Regulation

     The Corporation's obligation to issue and deliver Common Shares under any Option is subject to:

     (a) the satisfaction of all requirements under applicable securities laws in respect thereof and obtaining all regulatory approvals as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

     (b) the Optionee represents that the Optionee is a bona fide Employee or Consultant of the Corporation or an employee of Manex if the Option is granted to an Employee or Consultant of the Corporation or an employee of Manex;

     (c) the admission of Common Shares to listing on any stock exchange on which such Common Shares may then be listed; and

     (d) the receipt from the Participant of such representations, agreements and undertakings as to future dealings in such Common Shares as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.


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In this  connection,  the Corporation  shall take all reasonable steps to obtain such approvals and registrations as may be necessary for the issuance of such Common Shares in compliance with applicable securities laws and for the listing of such Common Shares on any stock exchange on which such Common Shares are then listed.

13.  Participant's Rights

     A Participant shall not have any rights as a shareholder of the Corporation until the issuance of a certificate for Common Shares upon the exercise of an Option or a portion thereof, and then only with respect to the Common Shares represented by such certificate or certificates.

14.  Approvals

14.1 The Plan shall be subject to its acceptance for filing by the Exchange and compliance with all conditions imposed in respect thereof by the Exchange, and shall be subject to its approval by the disinterested shareholders of the Corporation.

14.2 Any Options granted prior to the Corporations receipt of the approvals referred to in Article 14.1 hereof shall be conditional upon such acceptance and approval being given and any conditions complied with and no such Options may be exercised unless such acceptance and approval is given and such conditions are complied with.

14.3 In the event that any Options granted pursuant to this plan are re-priced to a lower exercise price and the Optionee is an Insider of the Corporation (as that term is defined in the Securities Act (British Columbia)), the Options will be subject to the prior approval of the disinterested shareholders of the Corporation.

15.  No Representation or Warranty

     The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

16.  Effective Date

     The Plan shall become effective upon being adopted by the Board.

Plan approved by the board of directors of the Corporation effective February 8, 2002.

Plan approved by the shareholders of the Corporation effective March 20, 2002.